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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  FORM 8-K/A

                                 AMENDMENT TO
                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

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                                Amendment No. 1

      Date of Report (Date of Earliest Event Reported): December 12, 1995

                             U.S. BIOSCIENCE, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

           1-10392                                       23-2460100
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

      One Tower Bridge
      100 Front Street
West Conshohocken, Pennsylvania                                    19428
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(Address of Principal Executive Offices)                    (Zip Code)

                                (610) 832-0570
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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      (c) Exhibits. This amendment to the Registrant's Form 8-K dated
December 28, 1995 amends and modifies such 8-K to reflect the filing of an amended Exhibit 5.

          *5. Ethyol(R) (Amifostine) Distribution and Marketing Collaboration Agreement between U.S. Bioscience, Inc. and ALZA Corporation dated December 12, 1995.

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      * Confidential Treatment Requested
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. BIOSCIENCE, INC.


                                      By:     /s/ Robert I. Kriebel
                                             -----------------------------
                                      Name:   Robert I. Kriebel
                                      Title:  Senior Vice President

April 29, 1996
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                                 EXHIBIT INDEX


Exhibit No.                 Description                                 Page
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    *5          Ethyol(R) (Amifostine) Distribution and Marketing
                Collaboration Agreement between U.S. Bioscience, Inc.
                and ALZA Corporation dated December 12, 1995.

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      * Confidential Treatment Requested